     As filed with the Securities and Exchange Commission on July 17, 1997.
                                                          Registration No. 333-
-------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                      ------------------------------------



                                 GENENTECH, INC.
             (Exact name of registrant as specified in its charter)

                Delaware                                     94-2347624
      (State or other jurisdiction                        (I.R.S. employer
    of incorporation or organization)                  identification number)

                                   1 DNA Way
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080
                                 (415) 225-1000
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)

                      ------------------------------------


                              STEPHEN G. JUELSGAARD
                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                                 GENENTECH, INC.
                                   1 DNA Way
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080
                                 (415) 225-1000
       (Name, address, including zip code, and telephone number, including area code, of agent for service)


                                         CALCULATION OF REGISTRATION FEE
================================================================================================================
                                                             Proposed
                                                             Maximum            Maximum
       Title of Each Class of           Amount to be      Offering Price       Aggregate          Amount of
    Securities to be Registered          Registered        per Share(1)    Offering Price(1)   Registration Fee
----------------------------------------------------------------------------------------------------------------
Callable Putable Common Stock, $.02
par value                              700,000 shares        $58.34          $40,838,000           $14,083
================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(h) and 457(c) under the Securities Act of 1933 and based upon the average of the high and low prices reported on the New York Stock Exchange on July 11, 1997.


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                                             Page 1 of 8 Pages
                                    Exhibit Index Located at Page II-5

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         In accordance with General Instruction E to Form S-8, the contents of the Registrant's Registration Statements on Form S-8, Commission File No. 33-39631, No. 33-60816, No. 33-60277 and No. 33-59949, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.

Item 8.  EXHIBITS

      Exhibit
      Number      Description
      ------      -----------
         4.1      Amended Certificate of Incorporation of Registrant (1)

         5.1      Opinion of Counsel

        15.1      Letter from Ernst & Young LLP Regarding Unaudited Interim Financial Information

        23.1      Consent of Counsel (included in Exhibit 5.1)

        23.2      Consent of Ernst & Young LLP, Independent Auditors

        24.1      Power of Attorney (see page II-3)

        99.1      1991 Employee Stock Plan, as amended effective April 10, 1997 (2)

     (1) Filed as an exhibit to Form S-4 dated October 25, 1995 (Registration Statement No. 33-5994) and incorporated herein by reference.

     (2) Filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the period ended March 31, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Genentech, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on July 14, 1997.

                              GENENTECH, INC.


                              By:      /s/ Stephen G. Juelsgaard
                                      -----------------------------------------
                                      Stephen G. Juelsgaard
                                      Vice President, General Counsel
                                      and Secretary


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Louis J. Lavigne, Jr. and Stephen G. Juelsgaard, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated, as of July 14, 1997.

           SIGNATURE                                            TITLE
           ---------                                             -----
Principal Executive Officer:


/s/ Arthur D. Levinson                              President, Chief Executive
------------------------------------                   Officer and Director
Arthur D. Levinson

Principal Financial Officer:


/s/ Louis J. Lavigne, Jr.                           Executive Vice President and
------------------------------------                  Chief Financial Officer
Louis J. Lavigne, Jr.

Principal Accounting Officer:


/s/ Bradford S. Goodwin                             Vice President, Finance
-----------------------------------                     and Controller
Bradford S. Goodwin

                                                  II

Directors:


/s/ Herbert W. Boyer                                                   Director
-----------------------------------
Herbert W. Boyer


/s/ Jurgen Drews                                                       Director
-----------------------------------
Jurgen Drews


/s/ Franz B. Humer                                                     Director
-----------------------------------
Franz B. Humer


/s/ Linda Fayne Levinson                                               Director
-----------------------------------
Linda Fayne Levinson


/s/ J. Richard Munro                                                   Director
-----------------------------------
J. Richard Munro


/s/ Donald L. Murfin                                                   Director
-----------------------------------
Donald L. Murfin


/s/ John T. Potts, Jr.                                                 Director
-----------------------------------
John T. Potts, Jr.


/s/ C. Thomas Smith, Jr.                                               Director
-----------------------------------
C. Thomas Smith, Jr.


/s/ David S. Tappan, Jr.                                               Director
-----------------------------------
David S. Tappan, Jr.


                                INDEX TO EXHIBITS

     Number       Description
     -----        -----------
        4.1       Amended Certificate of Incorporation of Registrant (1)

        5.1       Opinion of Counsel

       15.1       Letter from Ernst & Young LLP Regarding Unaudited Interim Financial Information

       23.1       Consent of Counsel (included in Exhibit 5.1)

       23.2       Consent of Ernst & Young LLP, Independent Auditors

       24.1       Power of Attorney (see page II-3)

       99.1       1991 Employee Stock Plan, as amended effective April 10, 1997 (2)

     (1) Filed as an exhibit to Form S-4 dated October 25, 1995 (Registration Statement No. 33-5994) and incorporated herein by reference.

     (2) Filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the period ended March 31, 1997.

                                      II-5